SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 8, 1998 (June 8, 1998)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



      0-19671                                                    65-0273162
      -------                                                    ----------
Commission File Number                                         I.R.S. Employer
                                                              Identification No.


             12249 Science Drive, Suite 160, Orlando, Florida 32826
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                     Address of Principal Executive Offices


Registrant's telephone number, including area code:   (407) 382-2700

Item 5.   Other Events.

The press release issued by LaserSight Incorporated dated June 8, 1998 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit 99   Press Release dated June 8, 1998





                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LaserSight Incorporated



Date:  June 8, 1998                               By: /s/ Michael R. Farris
                                                     ----------------------
                                                     Michael R. Farris
                                                     Chief Executive Officer